UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 9, 2005

                           SIBERIAN ENERGY GROUP INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                     Nevada              333-118902          52-2207080
          ---------------------------    -----------     -------------------
        (State  or  other  jurisdiction  (Commission       (IRS  Employer
              of  incorporation)         File  Number)  Identification  No.)

           275  Madison  Ave,  6th  Floor,  New  York,  NY    10016
           ----------------------------------------------------------
           (Address  of  principal  executive offices)      (ZipCode)


                                 (212)  828-3011
                         -------------------------------
                          Registrant's  telephone  number

         --------------------------------------------------------------

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

On November 9, 2005, Siberian Energy Group Inc. (the "Company", "we", "us") entered into certain agreements including a Sale and Purchase Agreement, Deed of Novation, Deed of Release, Release of Pledge, new Loan Agreement, Guarantee, Debenture, and an Agreement for the Pledge of the Participatory Interest in OOO Zarualneftegaz (all described in greater detail below), in connection with the Company's Joint Venture Shareholders' Agreement (the "Joint Venture") entered into on October 14, 2005, with Baltic Petroleum (E&P) Limited and Zauralneftegaz Ltd., the joint venture company incorporated in England and Wales, ("ZNG, Ltd.") (which Joint Venture is described in greater in more detail in our Report on Form 8-K filed with the Commission on October 28, 2005).

                           SALE AND PURCHASE AGREEMENT

On October 14, 2005, the Company entered into a Sale and Purchase Agreement ("Sale and Purchase Agreement") with Zaurlneftegaz, Ltd. ("ZNG, Ltd."), whereby we agreed to sell our 100% interest in OOO Zauralneftegaz, a limited liability company incorporated under the laws of the Russian Federation ("ZNG"), to ZNG, Ltd., in consideration for the issuance of 50% of the outstanding shares of ZNG, Ltd., pursuant to the terms and conditions of the Joint Venture Agreement entered into between us, Baltic Petroleum (E&P) Limited, and ZNG, Ltd. on October 14, 2005 (the "Joint Venture"). The Company subsequently transferred its 100% interest in ZNG to ZNG, Ltd., and currently holds 50% of the ownership interests of ZNG, Ltd., which in turn owns 100% of ZNG.

                                DEED OF NOVATION

On November 9, 2005, Baltic Petroleum Limited ("BP"), Caspian Finance Limited, which is wholly owned by BP ("Caspian") and ZNG"",, ""entered into a Deed of Novation ("Deed of Novation") regarding the previous loan made to ZNG by BP on April 28, 2005 (the "Initial Loan Agreement"). Pursuant to the Deed of Novation, Caspian agreed to assume BP's obligations under the Initial Loan Agreement.

                      DEED OF RELEASE AND RELEASE OF PLEDGE

On November 9, 2005, BP entered into a Deed of Release with the Company, whereby it agreed to release the Company from all obligations to it under the Guarantee dated April 28, 2005, made between us and BP ("SEG Guarantee"), pursuant to which we had guaranteed certain obligations of ZNG in connection with the Initial Loan Agreement. Also on November 9, 2005, pursuant to a Release of Pledge, BP agreed to release us from the Pledge and Security Agreement
("Pledge") entered into on April 28, 2005, pursuant to which we granted a security interest over certain assets as security for the performance of certain obligations of us to BP under the SEG Guarantee. Pursuant to the Release of Pledge, BP released, discharged, cancelled and/or terminated the security interest granted under the Pledge and terminated all their rights to collateral.

                               NEW LOAN AGREEMENT

On November 9, 2005, ZNG entered into a new Loan Agreement with Caspian (the "New Loan"). Under the loan agreement, Caspian Finance Limited ("Caspian") agreed to provide a loan of up to $6,874,325 representing the assumed commitment under the Initial Loan Agreement of $1,739,658, of which the Company has received $1,110,654 as of September 30, 2005, and the new commitment of up to $5,134,667, which will be available for the purpose of operations in the Kurgan region in 2005 and through the first half of 2006.

On November 9, 2005, ZNG, Ltd. and Caspian entered into a Guarantee, whereby ZNG, Ltd. agreed to assume and guarantee ZNG's obligations under the New Loan Agreement.

The New Loan provided that all amounts which were agreed to be loaned under the Initial Loan Agreement, and which were combined into the New Loan, will be subject to the terms of the New Loan, and the Interim Loan Agreement shall be terminated.

The New Loan is available to ZNG until the sixth anniversary of the date of the New Loan, or November 9, 2011 (the "Term").

Interest on any amounts loaned under the New Loan shall bear interest at the following rates, calculated and accrued on a daily basis:

     o     14%  per  annum  during  the  first  two  years  of  the  Term;
     o     13%  per  annum  during  the  third  year  of  the  Term;  and
     o     12%  thereafter  until  the  end  of  the  Term.

The interest shall be rolled up and added to principal until the earlier of the date on which ZNG's monthly turnover as shown by its monthly management accounts exceeds $100,000 or the third anniversary of the New Loan; at which time interest will be payable on the final day of each calendar month ("Interest Payments"). All unpaid principal and interest are due at the end of the Term of the New Loan.

In the event that ZNG does not make the Interest Payments when due, interest on the unpaid amounts shall be payable from the date due to the date paid at the rate of 6% per annum, calculated and accrued on a daily basis.

The New Loan is unsecured by ZNG, but Caspian reserved the right to request security over all or some of the assets and/or undertaking of ZNG at any time prior to any drawdown of the New Loan, or while any money is outstanding under the New Loan.

Pursuant to the New Loan, ZNG is responsible for satisfying all requirements of Russian Federation law and regulations in connection with each advance made under the New Loan, and ZNG shall indemnify Caspian for any loss or damage it may suffer as a result of the New Loan. Additionally, ZNG agreed to make a payment of 2% of any advance to a special deposit account to satisfy Russian banking and currency control regulations.

CONDITIONS  PRECEDENT  TO  ANY  ADVANCE  BEING  MADE

No loan shall be made under the New Loan unless the following conditions have been satisfied (or waived by Caspian):

     (a) Caspian has received a copy, duly notarized as being a true copy by the General Director of ZNG, of a resolution of the authorized body of ZNG authorizing ZNG to enter into and perform its obligations under the New Loan and authorizing a person to execute the New Loan;

     (b) Caspian received a copy, duly notarized of the current Charter of ZNG together with a copy, notarized as aforesaid, of the Certificate of Registration of ZNG;

     (c) Zauralneftegaz, Ltd. (the "Joint Venture", as described in the Company's Report on Form 8-K filed with the Commission on October 28,
          2005) shall have entered into a guarantee, pledge and debenture with Caspian;

     (d) Caspian shall have received a certified copy of a resolution of the board of the Joint Venture authorizing the Joint Venture to enter into and perform its obligations under certain security documents, and authorizing a person to execute such documents;

     (e) Caspian shall have received written evidence in a form satisfactory to it that any previous advances have been applied by ZNG strictly in accordance with the schedule for the payment of certain debts as described below;

     (f) all outstanding liabilities of ZNG to its creditors, other than certain liabilities described in the New Loan, as of the date hereof have been satisfied in full or the Company has provided to ZNG an indemnity, in a form satisfactory to Caspian, in respect of any such outstanding liabilities;

     (g) if security shall have been requested by Caspian, such security shall have been granted to the satisfaction of Caspian; and

     (h) an Event of Default (as described below) has not occurred and is not continuing.

EVENTS  OF  DEFAULT

Each of the events set forth below are an "Event of Default". On or at any time after the occurrence of an Event of Default, Caspian shall by notice to ZNG (i) cancel the New Loan and/or (ii) declare that all or part of the then outstanding advances, together with accrued interest and all other amounts accrued, be immediately due and payable (whereupon they shall be paid within 5 days) or declare that all or part of the outstanding advances be payable on demand (whereupon they shall be paid within 5 days of demand).

Events  of  default  under  the  New  Loan  include:

     (a) any liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or the like is appointed in respect of ZNG or the Joint Venture or any part of their respective assets, an order is made or an effective resolution passed for the winding up of ZNG or the Joint Venture or either ZNG or the Joint Venture stops payment of all or any class of its debts or announces an intention to do so, or a moratorium is declared in respect of any of its indebtedness or ceases to carry on its business or substantially the whole of its business or threatens to cease to carry on the same or substantially changes the nature of its business;

     (b) a receiver or administrator takes possession (or an equivalent person in any jurisdiction) is appointed in respect of any property of ZNG or the Joint Venture;

     (c) ZNG makes default in the payment on the due date of any money which may have become due hereunder;

     (d) any distress, execution, sequestration or other processes are levied or enforced upon or sued out against the property of ZNG or the Joint Venture and is not discharged within seven days of being levied;

     (e) either ZNG or the Joint Venture becomes insolvent or is unable to pay its debts (in the case of ZNG, within the meaning ascribed to it by the Federal Russian Law on Insolvency (Bankruptcy) or any statutory modification or re-enactment thereof for the time being in force), or either ZNG or the Joint Venture certifies that it is unable to pay its debts as and when they fall due;

     (h) ZNG fails to comply with any of the covenants, conditions, undertakings or provisions contained in the New Loan or related documents, which ZNG has failed to remedy within seven days of receipt of written notice from Caspian requiring it to do the same, or if any representation or warranty given by ZNG in the New Loan proves to be materially untrue;

     (i) ZNG applies any advance other than for the applicable purpose set out in clause below under "Payments of Certain Debts of ZNG," or as otherwise provided in the New Loan;

     (j) any event or series of events occurs which, in the opinion of Caspian acting reasonably, might have a material and adverse effect on the financial condition of ZNG or the ability of ZNG to comply with its obligations under this Agreement;

     (k) if there is an event of default under the Joint Venture Agreement (except to the extent suffered by BP Petroleum (E&P) Limited);

     (l) if at any time it is or becomes unlawful for the Joint Venture to perform or comply with any or all of its obligations under any security agreement under the New Loan, or any obligation under a security agreement ceases to be legal, valid, binding and enforceable or any security document or any obligation thereof is required by applicable law or regulation to be waived, amended, modified or abandoned;

     (m) any security document under the New loan does not create the security interest it purports to create, is not effective or is challenged by the Joint Venture or ZNG; and

     (n) there shall not have occurred any material adverse change in the business, operations, assets, position (financial, trading or otherwise), profits or prospects of ZNG or any event or circumstance that may result in such a material adverse change.

PAYMENT  OF  CERTAIN  DEBTS  OF  ZNG

The New Loan provides for the payment of certain debts of ZNG, which were incurred before the Joint Venture. Payments under the New Loan will be executed in two steps, the first of which the Company anticipates receiving shortly after the filing of this Report:

1) $352,665 is to be paid upon the Company signing the loan agreement and this amount will be used for:

     o    payment of salaries of ZNG for August and September ($32,000);
     o payment of 50% of the amount of director's and shareholder's loans ($170,000);
     o    50% of outstanding rent payments ($44,000);
     o    mineral tax for the second quarter of 2005 ($3,865); and
     o $102,800 for gathering and coordination of data in respect to the new licenses ZNG has recently applied for.

2) Up to $882,699 will be paid after ZNG submits a letter from the relevant license authority of the Ministry of Natural resources of the Russian Federation confirming that the seven new licenses which the Company has applied for, but for which no auction has been conducted in connection with to date, were awarded to ZNG, of which there can be no assurance. These payments will be used for:

     o further payment for gathering and coordination of data in connection with the new licenses (up to $340,000);
     o final payments for seismic and gravimetric works performed on the Company's West-Suerski field (up to $324,834);
     o to repay the remaining amounts owed by ZNG to directors and shareholders ($170,000);
     o    to  pay  the  remaining amount of outstanding rent payments ($44,000);
          and
     o    to pay mineral tax for the third quarter of 2005 ($3,865).

In  addition  to  the  amounts agreed to be loaned pursuant to the New Loan, ZNG
Ltd. agreed to lend $78,000 to the Company to pay for legal and consulting services in connection with establishing of the Joint Venture. The Company anticipates receiving $29,000 of this amount in November 2005, subsequent to the filing of this Report; and that the additional $49,000 will be paid after ZNG submits a letter from the relevant license authority of the Ministry of Natural resources of the Russian Federation confirming that seven new licenses were awarded to ZNG, of which there can be no assurance.

                                    DEBENTURE

On November 9, 2005, ZNG, Ltd. and Caspian entered into a Debenture, whereby ZNG, Ltd. granted Caspian a security interest in substantially all of its assets, including its 100% ownership of ZNG, to secure the repayment of the New Loan Agreement. Pursuant to the Debenture, ZNG, Ltd. granted Caspian a continuing security interest for the payment, performance and discharge of all the liabilities owing to Caspian by ZNG, Ltd., in the following assets, both present and future, from time to time to the extent owned by ZNG, Ltd., or to the extent in which it has an interest:

     o    by way of first equitable mortgage, all of its securities;

     o    by way of fixed charge:

          (a) all land which is the property of ZNG, Ltd., or which becomes the property of ZNG, Ltd. in the future;

          (b) all plant and machinery now or in the future attached to any land owned by ZNG, Ltd.;

          (c) all rental and other income and all debts and claims which are due or owing to ZNG, Ltd. now or in the future under or in connection with any lease, agreement or licence relating to any land owned by ZNG, Ltd.;

          (d) all insurance and assurance contracts and policies now or in the future held by or otherwise benefiting ZNG, Ltd.:

               (i) which relate to ZNG, Ltd.'s undertaking, property, assets, rights and/or revenues, whatever and wherever in the world, subject to a fixed charge in favor of Caspian; or

               (ii) which  are  now  or  in  the  future  deposited by ZNG, Ltd.
                    with Caspian; together with all such rights and interests as ZNG, Ltd. may have in these contracts and policies
                    (including the benefit of all claims arising and all money payable under them);

          (e) all the goodwill of ZNG, Ltd. and uncalled share capital for the time being;

          (f) all intellectual property rights present and future, including any intellectual property to which ZNG, Ltd. is not absolutely entitled or to which ZNG, Ltd. is jointly entitled together with others;

          (g) the benefit of all agreements and licences now or in the future entered into or enjoyed by ZNG, Ltd. relating to the use or exploitation of any intellectual property in any part of the world;

          (h) all trade secrets, confidential information and know how owned or enjoyed by ZNG, Ltd. now or in the future in any part of the world;

          (i) all of its rights (including against third parties) and benefits in and to , all sums of money receivable in connection with the assets of ZNG, Ltd.;

          (j) all other debts now or in the future owing to ZNG, Ltd., save for those arising on fluctuating accounts with associates;

          (k) the benefit of all instruments, guarantees, charges, pledges and other rights now or in the future available to ZNG, Ltd. as security in respect of any asset itself subject to a fixed charge in favor of Caspian;

     o by way of floating charge all assets which are not effectively charged by the fixed charges (detailed above, "Floating Charge Assets"), but so that ZNG, Ltd. shall not without Capian's prior written consent:

          (a) take any step referred to create or attempt to create any fixed or floating security interest with respect to any of the Floating Charge Assets; or

          (b) sell, transfer, part with or dispose of any of the Floating Charge Assets except by way of sale in the ordinary course of business.

             AGREEMENT FOR THE PLEDGE OF THE PARTICIPATORY INTEREST
                              IN OOO ZAURALNEFTEGAZ

On November 9, 2005, ZNG, Ltd. and Caspian entered into an "Agreement for the Pledge of the Participatory Interest in OOO Zauralneftegaz" (the "Pledge Agreement"). Pursuant to the Pledge Agreement, ZNG, Ltd., pledged its 100% ownership interest in ZNG to Caspian, which included any proceeds, dividends, distributions or income deriving from ZNG and any compensation, whether monetary or in-kind, deriving from ZNG, received due to the liquidation or reorganization of ZNG. The Pledge Agreement shall remain in effect until all amounts owed to Caspian by ZNG, Ltd. are repaid. Pursuant to the Pledge Agreement, ZNG, Ltd., agreed to hold all dividends, interest and other income deriving from and by it for the account of Caspian, and agreed to pay such dividends, interest and other income to Caspian upon Caspian's request.

If ZNG, Ltd., fails to pay the amounts owed to Caspian, pursuant to the Pledge Agreement, Caspian can sell the 100% interest in ZNG at public auction, in one or several sales, with an opening bid price of seventy-five percent (75%) of the value set forth for the value of ZNG in the Pledge Agreement ($7,705,079) at the first public auction and fifty percent (50%) of the value set forth in the Pledge Agreement at the second public auction. If the opening bid for ZNG is not met at either the first or second public auction, Caspian shall have the right to retain ZNG, with its value equal to 90% of the value set at the second auction, and set-off its claims secured by ZNG, Ltd. by such value. If ZNG is sold at public auction, any and all proceeds from such sale received by Caspian shall be applied towards the discharge of the amounts owed by ZNG, Ltd. to Caspian.

ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES

On November 8, 2005, the Company agreed to issue an aggregate of 1,810,000 restricted shares of the Company's common stock to the following individuals and entities, which shares were issued on or about November 30, 2005:

     o 25,000 restricted shares of the Company's common stock to Friedland Capital Inc. and 25,000 restricted shares of the Company's common stock to Galt Capital LLC, both in consideration for services rendered to the Company by Friedland Capital Inc.

     o 25,000 restricted shares of the Company's common stock to the Company's previous attorney, Carmine J. Bua, pursuant to a Settlement Agreement and Mutual Release entered into with Mr. Bua on October 31, 2005 (described in more detail in our Report on Form 10-QSB for the quarterly period ended September 30, 2005, filed with the Commission on November 21, 2005);

     o 15,000 restricted shares of the Company's common stock to one of the Company's Directors, Timothy Peara, in consideration for consulting services rendered by Mr. Peara, prior to Mr. Peara becoming a Director of the Company;

     o 300,000 restricted shares of the Company's common stock to Vladimir Orlov and 500,000 restricted shares of the Company's common stock to OOO "Business Standard" in consideration for forgiving $167,609 owed to Vladimir Orlov in connection with services rendered to the Company as a Moscow representative of the Company in connection with the Company's licenses, compliance with Russian banking regulations, and transportation and lodging agreements for the Company's management in Russia;

     o 500,000 restricted shares of the Company's common stock to the Company's Chief Executive Officer and a Director of the Company, David Zaikin in consideration for Mr. Zaikin forgiving $62,500 of the amount he is owed under his employment agreement for services rendered to us;

     o 400,000 restricted shares of the Company's common stock to the Company's Chief Financial Officer and a Director of the Company, Elena Pochapski, in consideration for Ms. Pochapski forgiving $50,000 of the amount she is owed under her employment contract for services rendered; and

     o 20,000 restricted shares of the Company's common stock and 15,000 warrants to purchase shares of the Company's common stock at $0.30 per share to Joel K. Laska, in connection with a Settlement Agreement and Mutual Release entered into between the Company and Mr. Laska (described in more detail in our Report on Form 10-QSB for the quarterly period ended September 30, 2005, filed with the Commission on November 21, 2005);

We claim an exemption from registration afforded by Section 4(2) of the Act since the foregoing issuances did not involve a public offering, the recipients took the shares for investment and not resale and we took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuances and no underwriting discounts or commissions were paid by us.

The issuance of the 1,810,000 restricted shares described above represents an increase in the number of shares of common stock the Company has outstanding of approximately 18.7%, from 9,677,921 shares outstanding prior to the issuances, to 11,487,921 shares of common stock outstanding immediately following the issuances described above.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)     Exhibits.

Exhibit  No.   Description
-----------    -----------

10.1*          Loan  Agreement  between  OOO  Zauralneftegaz and Caspian Finance
               Limited
10.2*          Deed  of  Novation  between  Baltic  Petroleum  Limited,  Caspian
               Finance Limited  and  OOO  Zauralneftegaz
10.3*          Deed  of  Release
10.4*          Release  of  Pledge
10.5*          Guarantee
10.6*          Debenture
10.7*          Agreement  for  the  Pledge  of the Participatory Interest in OOO
               Zauralneftefaz  (Russian  translation  removed)
10.8*          Sale  and  Purchase  Agreement
10.9(1)        Pledge and Security Agreement between Siberian Energy
               Group, Inc. and Baltic Petroleum Limited dated April 28, 2005
10.10(1)       Guarantee by Siberian Energy Group, Inc. dated April 28,
               2005

*  Filed  herein.
(1) Filed as Exhibits to the Company's Report on Form 8-K filed with the Commission on May 20, 2005 and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIBERIAN  ENERGY  GROUP,  INC.

By:  /s/  David  Zaikin
-------------------------
David  Zaikin,      Chief  Executive  Officer

Dated:  December 1,  2005